Exhibit 32.1

TRANSCANADA CORPORATION

450 – 1st Street S.W.

Calgary, Alberta, Canada

T2P 5H1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

REGARDING PERIODIC REPORT CONTAINING

FINANCIAL STATEMENTS

I, Harold N. Kvisle, the Chief Executive Officer of TransCanada Corporation (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company’s Quarterly Report as filed on Form 6-K for the period ended September 30, 2007 with the Securities and Exchange Commission (the “Report”), that:

1.   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Harold N. Kvisle
Harold N. Kvisle
Chief Executive Officer
October 30, 2007